UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 12, 2021
INTERNATIONAL MONEY EXPRESS, INC.
(Exact name of registrant as specified in charter)

Delaware	001-37986	47-4219082
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

9480 South Dixie Highway, Miami, Florida	33156
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (305) 671-8000
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock ($0.0001 par value)	IMXI	The Nasdaq Capital Market

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 12, 2021, the Compensation Committee of the Board of Directors of International Money Express, Inc. (the “Company”), authorized Intermex Holdings, Inc. (“Intermex”), a subsidiary of the Company, to enter into an amended and restated employment agreement (the “Employment Agreement”) with Robert Lisy effective as of January 1, 2022, pursuant to which Mr. Lisy will continue to provide services as the President and Chief Executive Officer of Intermex and the Company.

The Employment Agreement is materially the same as the prior employment agreement with Mr. Lisy except for the changes outlined below:

•	The term of the Employment Agreement was extended for two years until December 31, 2023 (with automatic one year extensions subject to 90 days’ written notice of non-renewal by either party).
•
The Employment Agreement provides that Mr. Lisy shall have the opportunity to earn a performance based bonus with a target annual bonus opportunity of 125% of his then-current base salary, based on achievement of certain EBITDA results.

•
The Employment Agreement also provides that Mr. Lisy shall, subject to his continued employment, receive no later than March 15, 2022, a grant of restricted stock with an aggregate grant date fair value of $1,500,000 and a grant of performance stock units with an aggregate grant date fair value of $1,500,000, each as computed in accordance with U.S. GAAP. The vesting terms and performance goals will be determined by the Company’s Compensation Committee at the time of grant of the awards under the Company’s 2020 Omnibus Equity Compensation Plan in the first quarter of 2022.

The foregoing description of the Employment Agreement is intended only as a summary and is qualified in its entirety by reference to the actual terms of the Employment Agreement, which is attached as Exhibit 10.1 hereto and is incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

	Exhibit No.	Description

†	10.1	Amended and Restated Employment Agreement by and between Robert Lisy and Intermex Holdings, Inc., dated as of November 15, 2021.
	104	Inline XBRL for the cover page of this Current Report on Form 8-K.

†Management contract or compensatory plan or arrangement.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
INTERNATIONAL MONEY EXPRESS, INC.

Dated: November 16, 2021	By:	/s/ Ernesto Luciano
	Name:	Ernesto Luciano
	Title:	General Counsel, Chief Regulatory Affairs Officer & Corporate Secretary